THRIVENT MUTUAL FUNDS

Supplement to Statement of Additional Information (SAI) dated February 29, 2008

The Board of Trustees of Thrivent Mutual Funds (the “Trust”), on November 11, 2008, appointed Russell W. Swansen as President of the Trust. This appointment will change the disclosures on pages 25-26 of the SAI regarding the identity of the Executive Officers of the Trust.

The date of this Supplement is November 18, 2008

Please include this Supplement with your SAI